UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

March 7, 2012

HECKMANN CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-33816	26-0287117
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Cherrington Parkway, Suite 200, Coraopolis, Pennsylvania 15108

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code

(412) 329-7275

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01 Other Events

The information required by Part III of Form 10-K with respect to the Annual Report on Form 10-K of Heckmann Corporation (the “Company”) for the year ended December 31, 2011, is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

On March 12, 2012, the Company disclosed on a Form 8-K a summary of a definitive stock purchase agreement (the “Purchase Agreement”), entered into on March 7, 2012, by and among the Company, a wholly-owned subsidiary of the Company as Buyer, Green Fuel Services, LLC, a Delaware limited liability company as Seller, and TFI Holdings, Inc., a Delaware corporation (“TFI”). The audited consolidated balance sheets of TFI for each of the three years in the period ending December 31, 2011, and the audited consolidated statements of income, stockholders equity and cash flows of TFI for each of the three years in the period ending December 31, 2011, and the notes related thereto, are attached hereto as 99.2 and incorporated herein by reference.

(b) Pro Forma Financial Information

The required unaudited pro forma financial information as of and for the year ended December 31, 2011 is attached hereto as Exhibit 99.3 and incorporated herein by reference.

(c) Not applicable

(d) Exhibits

Number	Description of Exhibit

23.1	Consent of McGladrey & Pullen, LLP, Independent Auditor.

99.1	Information required by Part III of Form 10-K with respect to the Annual Report on Form 10-K of the Company for the year ended December 31, 2011.

99.2	Audited consolidated balance sheets of TFI for each of the three years in the period ending December 31, 2011 and the audited consolidated statements of income, stockholders equity and cash flows of TFI for each of the three years in the period ending December 31, 2011, and the notes related thereto.

99.3	Unaudited Pro Forma Combined Financial Information

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HECKMANN CORPORATION

Date: March 19, 2012	By:	/s/ Damian C. Georgino
Damian C. Georgino
Executive Vice President, Corporate Development and Chief Legal Officer

EXHIBIT INDEX

Number	Description of Exhibit

23.1	Consent of McGladrey & Pullen, LLP, Independent Auditor.

99.1	Information required by Part III of Form 10-K with respect to the Annual Report on Form 10-K of the Company for the year ended December 31, 2011.

99.2	Audited consolidated balance sheets of TFI for each of the three years in the period ending December 31, 2011 and the audited consolidated statements of income, stockholders equity and cash flows of TFI for each of the three years in the period ending December 31, 2011, and the notes related thereto.

99.3	Unaudited Pro Forma Combined Financial Information